UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2010

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on July 2, 2010, the stockholders (i) elected the four director nominees and (ii) ratified the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the 2010 fiscal year.

The results of the voting for the four director nominees were as follows:

Name	For	Withhold Authority	Broker Non-Votes
Dr. William H. Duerig	1,284,713	12,169	853,103
Mr. Donald W. Hedges	1,284,413	12,469	853,103
Mr. Nicholas D. Trbovich, Jr.	1,203,293	93,589	853,103
Dr. Nicholas D. Trbovich	1,204,173	92,709	853,103

The results of the voting for the ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the 2010 fiscal year were as follows:

For	Against	Abstentions
2,013,813	117,122	19,049

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Servotronics, Inc.

Date: July 6, 2010	By:	/s/ Cari L. Jaroslawsky
Cari L. Jaroslawsky
Chief Financial Officer